Bill of Sale







THIS AGREEMENT dated for reference January 2, 1996, is made

BETWEEN

                  HC HEALTHCARE HEARING CLINICS LTD., a company under the laws of British Columbia with its registered and records office at 1000-840 Howe Street, Vancouver, British Columbia V6Z 2M1

                                                              (the "Purchaser")

AND:

                  CLAUDE C. FULLER, JR., R. PATRICK GREENWOOD and ROBERT A. HUNTER carrying on business in partnership under the trade name "Langley Hearing Clinic" and the said LANGLEY HEARING
                  CLINIC having its office at Suite 102, 10651-56th Avenue, Langley, British Columbia, V3A 3Y9

                                                                (the "Vendors")

WHEREAS:

A. The Vendors have agreed to sell the assets of the business of the partnership of Claude C. Fuller, Jr., R. Patrick Greenwood and Robert A. Hunter doing business under the trade name "Langley Hearing Clinic" (the "Clinic") to the Purchaser pursuant to the terms and conditions of the Offer to Purchase dated November 3, 1995 (the "Purchase Agreement");

B. The Vendors beneficially own all of the right, title and interest in and to the tangible and intangible property to be sold to the Purchaser pursuant to the terms of this Agreement;

THE PARTIES to this Agreement therefore in consideration of good and valuable consideration paid by the Purchaser to the Vendors (the receipt and sufficiency of which is acknowledged) agree as follows:

1.                SALE  OF  ASSETS

The Vendors hereby absolutely sell, assign and transfer the following property and assets owned by the Vendors or to which the Vendors is entitled to in connection with the Clinic, namely:

                  (a) all equipment, furniture, furnishings and accessories and supplies of all kinds used in connection with the Clinic including but without limitation to, the equipment and supplies situated at the premises of the Clinic described in the Schedule of Assets attached hereto as Schedule "A" subject to Section 2 of this Agreement;

                  (b) all inventories of and pertaining to the Clinic as described in the Schedule of Inventory attached hereto as Schedule "B";

                  (c) all accounts receivable described in the Schedule of Receivables attached hereto as Schedule "C";

                  (d) the leasehold property and interest, to be assigned pursuant to the Assignment of Lease by the Vendors to the Purchaser and all other buildings, structures, erections, improvements, appurtenances and fixtures situate thereon or forming part thereof;

                  (e) all right, title and interest of the Vendors in, to and under all contracts and agreements and other rights of or pertaining to the Clinic;



                  (f)  all prepaid expenses of the Vendors, if any;

                  (g) the customer list and the goodwill of the Clinic including, without limitation, the exclusive right to the Purchaser to represent itself as carrying on the business in continuation of and in succession to the Vendors and all right, title and interest of the Vendors in, to and the right to use all registered or unregistered trademarks and trade names of or pertaining to the Clinic including but not limited to "Langley Hearing Clinic" or owned by the Vendors and all other right, title and interest throughout the world to any copyright interest they may have and the Vendors waive in favour of the Purchaser all moral rights they have in or related to such copyright interest; and

                  (h) all other property and assets owned by the Vendors or to which the Vendors are entitled in connection with the Clinic (except cash on hand or in banks or other depositories, life insurance proceeds receivable and income taxes refundable);

(collectively referred to as the "Assets").

2.                CONDITIONAL SALE OF ASSETS

Notwithstanding Section 4 of this Agreement, the Vendors shall withhold transfer of title to the property and assets described in Schedule "A" of this Agreement until such date on which the Purchaser makes the last payment of the purchase price of the Assets (the "Purchase Price") in accordance with the Schedule of Payment attached hereto as Schedule "D". Upon full payment of the Purchase Price, the Vendors agree to execute and deliver to the Purchaser a Quit Claim and Assignment in accordance with the Security Agreement between the Vendors and the Purchaser dated January 2, 1996 (the "Security Agreement") to effect the assignment and the transfer to the Purchaser of the good and marketable title to the assets described in Schedule "A", free and clear and absolutely released and discharged from and against all former and other bargains, sales, gifts, grants, mortgages, pledges, security interests, adverse claims, liens, charges and encumbrances of any nature or kind whatsoever and the Vendors indemnifies the Purchaser with respect to thereto.

3.                REPRESENTATIONS  AND  WARRANTIES

The Vendors represent and warrant to the Purchaser that the Vendors have the power and authority to enter into this Agreement and that the Vendors are now rightfully in title to the Assets and that the Vendors now have in them good right, title and authority to sell, assign and transfer to the Purchaser, its successors and assigns.

4.                COVENANTS  OF  THE  VENDORS

Subject to Section 2 of this Agreement, the Vendors covenant with the Purchaser that the Purchaser shall have immediately after execution and delivery of this Agreement possession of the Assets and may from time to time and at all times peacefully and quietly have, hold, possess and enjoy the same and every part thereof to and for its own use and benefit without any manner of hindrance, interruption, molestation, claim or demand whatsoever of, from or by the Vendors or any person whomsoever and with good and marketable title thereto, free and clear and absolutely released and discharged from and against all former and other bargains, sales, gifts, grants, mortgages, pledges, security interest, adverse claims, liens, charges and encumbrances of any nature or kind whatsoever and the Vendors indemnifies the Purchaser with respect to thereto.

5.                ENUREMENT

This Agreement enures to the benefit of and is binding on the parties and their heirs, executors, personal representative, successors and permitted assigns.

6.                SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES

The representations and warranties contained in this Agreement will survive the sale and transfer of the Assets.

7.                FURTHER  ASSURANCES

The parties agree to execute and deliver any other deeds, documents and assurances and to do any other acts required to carry out the true intent and meaning of this Agreement.

8.                COUNTERPARTS  AND  FACSIMILE  DELIVERY

This Agreement may be executed in counterparts in the same form and such counterparts, when executed, will together constitute one original Agreement and will be read together and construed as if all the signing parties had executed one copy of this Agreement. Delivery of an executed counterpart of this Agreement may be made by facsimile transmission to be followed by actual delivery of such counterpart.

9.                MODIFICATION

This Agreement may not be modified or amended except by an instrument in writing
signed  by  the  parties   hereto  or  by  their  heirs,   executors,   personal
representatives, successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto entered into this Agreement on the date hereinbefore set out.


HC HEALTHCARE HEARING CLINICS LTD.

Per: /S/ HUGH T. HORNIBROOK
Authorized Signatory

HEALTHCARE CAPITAL CORP.

Per: /S/ HUGH T. HORNIBROOK
Authorized Signatory

Signed, sealed and delivered        )
by CLAUDE C. FULLER, JR.            )
in the presence of:                 )
                                    )
                                    )
                                    )
Name                                )
                                    )
                                    )
---------------------------------
Address                             )    /S/ C. FULLER
                                    )    CLAUDE C. FULLER, JR. in
                                    )    his capacity as a partner in the
                                    )    Partnership of Claude C.
                                    )    Fuller, Jr., R. Patrick Greenwood
                                    )    and Robert A. Hunter carrying on
Occupation                          )    business under the trade name "Langley
Hearing                             )    Clinic"


Signed, sealed and delivered        )
by R. PATRICK GREENWOOD             )
in the presence of:                 )
                                    )
                                    )
                                    )
Name                                )
                                    )
                                    )
---------------------------------        /S/ R. PATRICK GREENWOOD
Address                             )    R. PATRICK GREENWOOD
                                    )    his capacity as a partner in the
                                    )    Partnership of Claude C.
                                    )    Fuller, Jr., R. Patrick Greenwood
                                    )    and Robert A. Hunter carrying on
---------------------------------
Occupation                          )    business under the trade name "Langley
Hearing                             )    Clinic"

Signed, sealed and delivered        )
by ROBERT A. HUNTER                 )
in the presence of:                 )
                                    )
                                    )
                                    )
Name                                )
                                    )
                                    )
---------------------------------
Address                             )    /S/ R. HUNTER
                                    )    ROBERT A. HUNTER in his
                                    )    capacity as a partner in the
                                    )    Partnership of Claude C. Fuller, Jr.,
                                    )    R. Patrick Greenwood and Robert
                                    )    A. Hunter carrying on business
Occupation                          )    under the trade name "Langley
                                    )    Hearing Clinic"

                      [Schedules "A," "B," and "C" omitted]


                                  SCHEDULE "D"

                          Payment of the Purchase Price

                                                     $245,000



                  November 15, 1995                  $  25,000  (paid)

                  January 2, 1996                    $120,000

                                                     plus    or    minus     the
                                                     adjustments   pursuant   to
                                                     Section  4 of the  Offer to
                                                     Purchase Agreement

The remaining $100,000 to be paid in four quarterly payments of $25,000 plus interest calculated at 11% compounded quarterly on the unpaid balance on the following dates:

                  April 2, 1996

                  July 2, 1996

                  October 2, 1996

                  January 2, 1997

SECURITY AGREEMENT


THIS AGREEMENT (this "Agreement") dated for reference this ___ day of January, 1996, is made

BETWEEN

         CLAUDE C. FULLER, JR., R. PATRICK GREENWOOD and ROBERT A. HUNTER, carrying on business under the firm name and style of "Langley Hearing Clinic" and the said LANGLEY HEARING CLINIC having its office at 102-10651 - 56th Avenue, Langley, British Columbia, V3A 3Y9

                                                                (the "Debtors");

AND

         HC HEALTHCARE HEARING CLINICS LTD., a company under the laws of British Columbia having its registered and records office at 1000-840 Howe Street, Vancouver, British Columbia, V6Z 2M1

                                                          (the "Secured Party").

THE  PARTIES  to  this   Agreement  in   consideration   of  good  and  valuable
consideration paid by the Secured Party to the Debtors (the receipt and sufficiency of which is acknowledged) agree as follows:

1.       DESCRIPTION OF COLLATERAL

In this Agreement, the "Collateral" means all personal property described in the schedule attached hereto as Schedule "A" (the "Collateral").

2.       CREATION OF SECURITY INTEREST

The Debtors hereby grant to the Secured Party a security interest in and to the Collateral, and in all proceeds and personal property in any form derived directly or indirectly from any dealing with the Collateral or any part thereof and all proceeds of those proceeds and any part thereof, to secure the payment or performance of all obligations, indebtedness and liabilities of the Debtors to the Secured Party (the "Security Interest"), whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals.

3.       TITLE TO THE COLLATERAL

Notwithstanding that the Secured Party will have possession of the Collateral, the Debtors hereby retain all right, title and property in and to each item of the Collateral until the Secured Party has paid to the Debtors the purchase price in full pursuant to the Bill of Sale between the Secured Party and the Debtors dated January 2, 1996 (the "Bill of Sale") at which time the Debtors shall execute and deliver a Quit Claim and Assignment in the form attached hereto as Schedule "B" (the "Quit Claim") transferring title to the Collateral to the Secured Party.

4.       OBLIGATIONS SECURED

The Security Interest shall be a continuing security interest notwithstanding any dealing by the Secured Party with the Debtors or any other person claiming under or with respect to the Debtors or the Collateral, or any other title retention agreement, commercial pledge, right of resale, security interest or other encumbrance whatsoever.

5.       UNDERTAKINGS OF DEBTORS

The Debtors hereby undertake to:

                  (a) not, without the consent in writing of the Secured Party, create or allow any security interest, mortgage, hypothecate, charge, lien or other encumbrance upon the Collateral or any part thereof ranking or purporting to rank in priority to or pari passu with the security interests created by this Agreement;

                  (b) pay all taxes, assessments, and levies or charges from any source which may be assessed against the Collateral or any part thereof or which may result in a lien against the Collateral or any part thereof and insure the Collateral for loss or destruction by fire, and any other perils stipulated by the Secured Party in an amount not less than the full insurable value of the Collateral or the amount from time to time hereby secured, whichever is less, with appropriate endorsement to secure the Secured Party as its interest appears. In the event the Debtors fail to provide adequate insurance when required to do so or to pay any of those taxes, assessments, levies or charges the Secured Party may, without notice, at its option, but without any obligation or liability to do so, procure insurance and pay

HHC\HHC00360\37\March 6, 1997
                  taxes or other charges and add those sums to the balance of the debt hereby secured or claim from the Debtors immediate reimbursement of those sums;

                  (c) do, make and execute, from time to time at the Secured Party's request, all financing statements, further assignments, documents, acts, matters and things as may be reasonably required by the Secured Party of or with respect to the Collateral or any part thereof or as may be required to give effect to the provisions of this Agreement, and the Debtors hereby constitutes and appoints the Secured Party or any receiver, manager or receiver-manager appointed by any court of competent jurisdiction or the Secured Party (all of whom are hereinafter referred to as the "Receiver") as hereafter set out, the true and lawful attorney of the Debtors irrevocably with full power of substitution to do, make and execute all those assignments, documents, acts, matters or things with the right to use the name of the Debtors whenever and wherever it may be deemed necessary or expedient; and

                  (d) give immediate notice to the Secured Party in the event of a change of the name, or corporate or trade name of the Debtors.

6.       DEFAULT

The Secured Party may at its option, in writing, declare the Debtors to be in default under this Agreement if any of the following events occurs:

                  (a)  the  Debtors   fail  to  perform  any  term,   condition,
                  provision, covenant or undertaking of this Agreement or any other agreement between the Debtors and the Secured Party;

                  (b)  the  Debtors  commit  an  act  of   bankruptcy,   becomes
                  insolvent, makes an assignment or bulk sale of its assets, or proposes a compromise or arrangements to its creditors;

                  (c) any proceeding is taken with respect to a compromise or arrangement or to have the Debtors declared bankrupt or wound up or to have a receiver appointed of any

HHC\HHC00360\37\March 6, 1997
                  part of the Collateral or if any encumbrancer takes possession of any part thereof;

                  (d) any execution, sequestration or other process of any court becomes enforceable against the Debtors or if any distress or analogous process is levied upon the Collateral or any part thereof;

7.       ENFORCEMENT AND REMEDIES

Upon default the Security Interests granted hereby shall become enforceable and the Secured Party shall have all the rights and remedies available to it under the Act as well as any other applicable laws and, but so as not to restrict the generality of the foregoing, the following rights and remedies:

                  (a) the Secured Party may demand execution and delivery of the Quit Claim;

                  (b) the Secured Party may appoint by instrument in writing a Receiver of all or any part of the Collateral and remove or replace that Receiver from time to time. Any Receiver so appointed shall have power to take possession of the Collateral hereby charged or to carry on the business of the Debtors, if any, and to concur in selling any of the Collateral or any part thereof, and for those purposes to occupy and use any real or personal property of the Debtors without charge therefor for so long as may be necessary;

                  (c) the Secured Party may seize, collect, realize, borrow money on the security of, release to third parties or otherwise deal with the Collateral or any part thereof in the manner, upon the terms and conditions and at the time or times as may seem to it advisable and without notice to the Debtors (except as otherwise required by any applicable law);

                  (d) the Secured Party may charge the Debtors for any expense incurred by the Secured Party (including taxes, insurance, legal, accounting and receiver fees) in protecting, seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral or any part thereof and may add the amount of those sums to the indebtedness of the Debtors;

HHC\HHC00360\37\March 6, 1997

                  (e) the Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtors, debtors of the Debtors, sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Debtors or the Secured Party's right to hold and realize on the Collateral;

                  (f) the Secured Party shall have the right to maintain the Collateral upon the premises on which the Collateral may then be situate and, for that purpose, shall be entitled to the free use of all necessary buildings or premises for the proper maintaining, housing and protection of the Collateral so taken possession of by the Secured Party, and for its servant or servants, assistant or assistants and the Debtors covenants and agrees to provide that use without cost or expense to the Secured Party until the time the Secured Party determines in its discretion to remove, sell or otherwise dispose of the Collateral of which it has taken possession;

                  (g) the Secured Party may, if it deems it necessary for the proper realization of all or any part of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the Collateral and in every case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be payable on demand or shall be at the option of the Secured Party, added to the obligations of the Debtors to the Secured Party at the date of delivery of the Quit Claim to the Secured Party; and

                  (h) the Secured Party may dispose of all or any part of the Collateral by the methods provided for in the Act, or by lease or otherwise, in the manner, at the price as can be reasonably obtained therefor and on the terms as to credit and with the conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Debtors will not be entitled to be credited with the proceeds of any sale, lease or other dispositions until the monies therefor are actually received.

HHC\HHC00360\37\March 6, 1997

8.       WAIVERS

The Secured Party may permit the Debtors to remedy any default without waiving the default so remedied, and the Secured Party may waive any default without having waived any other subsequent or prior default by the Debtors.

9.       ATTACHMENT

The Debtors warrants and acknowledges that value has been given, that the Debtors have rights in the Collateral, and that the Debtors and the Secured Party intend the security interests created by this Agreement to attach upon the execution of this Agreement.

10.      NOTICE

10.1 Any notice under this Agreement will be given in writing and may be sent by fax, telex, telegram or may be delivered or mailed by pre-paid post addressed to the party to which notice is to be given at the address indicated above, or at another address designated by either party in writing.

10.2 If notice is sent by fax, telex, telegram or is delivered, it will be deemed to have been given at the time of transmission or delivery.

10.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

10.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax, telex, telegram or will be delivered.

11.      ASSIGNMENT

The parties agree not to assign, transfer, negotiate, discount or otherwise deal with their rights under this Agreement and under any security collateral hereto without the prior written consent from each other.

HHC\HHC00360\37\March 6, 1997

12.      FURTHER ASSURANCES

The Debtors will promptly execute and deliver to the Secured Party such further documents and take such further actions as the Secured Party may request in order to more effectively carry out the intent and purpose of this Agreement.

13.      TIME

Time is of the essence of this Agreement.

14.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no warranties, representations, conditions or collateral agreements, express or implied, relating to or in any way affecting this Agreement or the Collateral or the rights of the parties other than as contained herein or in the Secured Party's standard purchase order form or in the Secured Party's standard warranty. No modification or amendment of this Agreement will be binding upon the parties unless made in writing and signed by both the Secured Party and the Debtors, provided, however, that the Secured Party may amend patent errors in this Agreement and insert a description of the Collateral where necessary after execution hereof.

15       GOVERNING LAW

This Agreement will be interpreted in accordance with the laws of the Province of British Columbia.

16.      RECEIPT OF COPY

The Debtors hereby acknowledges receipt of an executed copy of this Agreement. The Debtors waive all rights to receive from the Secured Party a copy of any financing statement, financing changing statement or verification statement issued at any time in respect of this Agreement.

17.      ENUREMENT

This Agreement benefits the Secured Party, its successors and assigns and binds the Debtors and its heirs, executors, personal representatives and assigns.

HHC\HHC00360\37\March 6, 1997

18.      OTHER ENCUMBRANCES

The Debtors covenant that the Debtors have given no security to any other person, firm or corporation on the Collateral in priority to the security interest of the Secured Party.

19.      REMEDIES CUMULATIVE

All rights and remedies of either party hereunder are cumulative and are in addition to, and shall not be deemed to exclude, any other right or remedy allowed by law. All rights and remedies may be exercised concurrently.

20.      SEVERABILITY

Should any part of this Agreement be declared or held invalid for any reason, such invalidity shall not affect the validity of the remainder which shall continue in force and effect and be construed as if this Agreement has been executed without the invalid portion and it is hereby declared the intention of the parties hereto that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held invalid.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day, month and year first above written.


HC HEALTHCARE HEARING CLINICS LTD.

Per: /S/ HUGH T. HORNIBROOK



Authorized Signatory

HHC\HHC00360\37\March 6, 1997

Signed, sealed and delivered )
by CLAUDE C. FULLER, JR.     )
in the presence of:          )
                             )
                             )
                             )
Name                         )
                             )
                             )
-----------------------------
Address                      )    /S/ C. FULLER
                             )    CLAUDE C. FULLER, JR. in
                             )    his capacity as a partner in the
                             )    Partnership of Claude C.
                             )    Fuller, Jr., R. Patrick Greenwood
                             )    and Robert A. Hunter carrying on
Occupation                   )    business under the trade name "Langley
Hearing                      )    Clinic"


Signed, sealed and delivered )
by R. PATRICK GREENWOOD      )
in the presence of:          )
                             )
                             )
                             )
Name                         )
                             )
                             )
-----------------------------     /S/ R. PATRICK GREENWOOD
Address                      )    R. PATRICK GREENWOOD
                             )    his capacity as a partner in the
                             )    Partnership of Claude C.
                             )    Fuller, Jr., R. Patrick Greenwood
                             )    and Robert A. Hunter carrying on
-----------------------------
Occupation                   )    business under the trade name "Langley
Hearing                      )    Clinic"

HHC\HHC00360\37\March 6, 1997

Signed, sealed and delivered )
by ROBERT A. HUNTER          )
in the presence of:          )
                             )
                             )
                             )
Name                         )
                             )
                             )
-----------------------------
Address                      )    /S/ R. HUNTER
                             )    ROBERT A. HUNTER in his
                             )    capacity as a partner in the
                             )    Partnership of Claude C. Fuller, Jr.,
                             )    R. Patrick Greenwood and Robert
                             )    A. Hunter carrying on business
Occupation                   )    under the trade name "Langley
                             )    Hearing Clinic"


PLACE WHERE COLLATERAL WILL BE KEPT:



Address


City, Province and Postal Code


HHC\HHC00360\37\March 6, 1997


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                                  SCHEDULE "A"

                            DESCRIPTION OF COLLATERAL

                                  SCHEDULE "B"
                            QUIT CLAIM AND ASSIGNMENT
This Quit Claim and Assignment is dated for reference January __, 1997.

WHEREAS Claude C. Fuller, Jr., R. Patrick Greenwood and Robert A. Hunter (the "Transferors") being partners in the partnership of Claude C. Fuller, Jr., R. Patrick Greenwood and Robert A. Hunter doing business under the trade name "Langley Hearing Clinic" wish to quit all claim to the assets set out in the attached schedule to this Quit Claim and Assignment (Schedule "A") (the "Collateral") and to transfer any and all rights that they may have acquired in the Collateral to HC HealthCare Hearing Clinics Ltd. (the "Transferee").

THEREFORE, the Transferors agree that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, they hereby sell, assign, transfer and quit claim to the Transferee any and all right, title and interest that it may have in and to the Collateral.

In this Quit Claim and Assignment any reference to a party includes the party's heirs, executors, personal representatives, successors and assigns.

IN WITNESS WHEREOF the Transferors have signed this Quit Claim and Assignment of the _______day of __________, 1996.


--------------------------
Claude C. Fuller, Jr.


--------------------------
R. Patrick Greenwood


--------------------------
Robert A. Hunter


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                                 PROMISSORY NOTE

Date:        January 2, 1996                                Amount:  $100,000

FOR VALUE RECEIVED, THE UNDERSIGNED PROMISES TO PAY ON DEMAND to
Claude C. Fuller, Jr., of 45348 Lenora Crescent, Chilliwack, B.C., V2P 7C4, R. Patrick Greenwood of 2502 Woodridge Crescent, Abbotsford, B.C., V2S 4E6, and Robert A. Hunter of 12944 18th Avenue, White Rock, B.C., V4A 7E9, $100,000 in quarterly payments of $25,000 plus interest calculated at an annual rate of 11% compounded quarterly, on the unpaid balance. The said payments will be payable on the following payment schedule:

         1.       April 2, 1996;

         2.       July 2, 1996;

         3.       October 2, 1996; and

         4.       January 2, 1997.

The Undersigned will have the right to prepay all or any amount owing pursuant to this Promissory Note plus the interst accrued to the date of payment wihout notice, penalty, or bonus, provided that the Undersigned at the time of such prepayment is not in default in any of the obligations of the Undersigned hereunder.

DATED at Vancouver, British Columbia, this 2nd day of January, 1996.


HC HEALTHCARE HEARING CLINICS LTD.

Per:


Authorized Signatory


                                                     - 12 -

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